Exhibit 99.1


               FOURTH AMENDMENT AND WAIVER TO THE CREDIT AGREEMENT

      FOURTH AMENDMENT AND WAIVER TO THE CREDIT AGREEMENT (the "Fourth Amendment"), dated as of December 24, 2002, among TRENWICK AMERICA CORPORATION, a Delaware corporation (the "Borrower"), Trenwick Holdings LIMITED, a company organized under the laws of the United Kingdom ("Trenwick Holdings"), TRENWICK UK HOLDINGS LIMITED, a company organized under the laws of the United Kingdom ("Trenwick UK"), the lending institutions from time to time party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank), as Syndication Agent (the "Syndication Agent"), Fleet National Bank, as Documentation Agent (the "Documentation Agent"), and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                              W I T N E S S E T H :
                              - - - - - - - - - -

      WHEREAS, the Borrower, Trenwick Holdings, the Banks, the Syndication Agent, the Documentation Agent and the Administrative Agent are party to a Credit Agreement, dated as of November 24, 1999 and amended and restated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

      WHEREAS, Trenwick Group Ltd., a company organized under the laws of Bermuda ("Holdings") and the Administrative Agent entered into a Holdings Guaranty, dated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Holdings Guaranty") in order to induce the Banks to make Loans to the Borrower and issue Letters of Credit for the account of the Account Party and Guaranteed Creditors (and Lending Affiliates thereof) to enter into Interest Rate Protection Agreements and Other Hedging Agreements with the Borrower and/or the Account Party; and

      WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend the Credit Agreement as provided herein;

      NOW, THEREFORE, it is agreed;

A.    Waivers

            1. The Banks hereby waive any Default or Event of Default that has arisen under the Credit Agreement solely as a result of the failure by Holdings to comply with Sections 4.14, 4.15 and 4.16 of the Holdings Guaranty for the period from, and including, September 30, 2002 to, but not including, the Fourth Amendment Effective Date (as defined below).

            2. The Banks hereby waive any Default or Event of Default that has arisen under Sections 9.10 and 9.11 of the Credit Agreement for the period from, and including, September 30, 2002 to, but not including, the Fourth Amendment Effective Date.

B.    Amendments

            1. Section 2.01 of the Credit Agreement is hereby amended by (i) deleting the terms "Letter of Credit", "Letters of Credit" and "L/C Issuance Expiration Date" in each instance such terms appear therein and inserting the terms "Initial Letter of Credit", "Initial Letters of Credit" and "Initial L/C Issuance Expiration Date", respectively, in lieu thereof and (ii) deleting the terms "L/C Bank" and "L/C Banks" in each instance such terms appear therein and inserting the terms "Initial L/C Bank" and "Initial L/C Banks", respectively, in lieu thereof.

            2. Section 2.01(b) of the Credit Agreement is hereby amended by inserting the text "or Renewal Letter of Credit" immediately preceding the period at the end of said Section.

            3. Section 2.01(c) of the Credit Agreement is hereby amended by (i) deleting the terms "Letter of Credit Outstandings" and "Total L/C Commitment" appearing therein and inserting the terms "Initial Letter of Credit Outstandings" and "Total Initial L/C Commitment", respectively, in lieu thereof.

            4. Section 2 of the Credit Agreement is hereby further amended by deleting Section 2.05 in its entirety, (ii) redesignating Sections 2.02, 2.03 and 2.04 as Sections 2.03, 2.04 and 2.05, respectively, and inserting immediately following Section 2.01 thereof the following new Section 2.02:

            "2.02 Renewal Letters of Credit. (a) Subject to and upon the terms and conditions herein set forth, the Account Party may request the Issuing Agent at any time and from time to time on or after the Fourth Amendment Effective Date and on or prior to the Renewal L/C Issuance Expiration Date to issue, for the benefit of Lloyd's and in support of, on a standby basis, L/C Supportable Obligations, and subject to and upon the terms and conditions herein set forth the Issuing Agent agrees to issue at any time and from time to time on or after the Fourth Amendment Effective Date and on or prior to the Renewal L/C Issuance Expiration Date, one or more irrevocable standby letters of credit in the form of Exhibit B-2 (each such letter of credit, a "Renewal Letter of Credit", collectively, the "Renewal Letters of Credit" and, together with each Initial Letter of Credit, the "Letters of Credit"). Notwithstanding the foregoing, the Issuing Agent shall be under no obligation to issue any Renewal Letter of Credit if at the time of such issuance:

                  (i) any order, judgment or decree of any governmental
            authority or arbitrator shall purport by its terms to enjoin or restrain the Issuing Agent or any Renewal L/C Bank from issuing such Renewal Letter of Credit or any requirement of law applicable to the Issuing Agent or any Renewal L/C Bank or any request or directive (whether or not


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

            having the force of law) from any governmental authority with jurisdiction over the Issuing Agent or any Renewal L/C Bank shall prohibit, or request that the Issuing Agent or any Renewal L/C Bank refrain from, the issuance of letters of credit generally or such Renewal Letter of Credit in particular or shall impose upon the Issuing Agent or any Renewal L/C Bank with respect to such Renewal Letter of Credit any restriction or reserve or capital requirement (for which the Issuing Agent or any Renewal L/C Bank is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to the Issuing Agent or any Renewal L/C Bank as of the date hereof and which the Issuing Agent or any Renewal L/C Bank in good faith deems material to it; or

                  (ii) the conditions precedent set forth in Section 5 are not satisfied at that time.

            (b) Each Renewal Letter of Credit will be issued by the Issuing Agent on behalf of the Renewal L/C Banks, and each Renewal L/C Bank will participate in each Renewal Letter of Credit pro rata in accordance with its L/C Percentage. The obligations of each Renewal L/C Bank under and in respect of each Renewal Letter of Credit are several, and the failure by any Renewal L/C Bank to perform its obligations hereunder or under any Renewal Letter of Credit shall not affect the obligations of the Account Party toward any other party hereto nor shall any other such party be liable for the failure by such Renewal L/C Bank to perform its obligations hereunder or under any Initial Letter of Credit or Renewal Letter of Credit.

            (c) Notwithstanding the foregoing, (i) the aggregate Stated Amount of each Renewal Letter of Credit shall not exceed an amount which, when added to the Renewal Letter of Credit Outstandings at the time of issuance thereof, equals the Total Renewal L/C Commitment at the time of issuance thereof; (ii) no Renewal L/C Bank's L/C Exposure shall exceed such Renewal L/C Bank's Renewal L/C Commitment at the time of issuance of any Renewal Letter of Credit (and after giving effect to such issuance); (iii) each Renewal Letter of Credit shall have an expiration date of December 31, 2006; (iv) each Renewal Letter of Credit will expressly state that (w) it shall not become effective until January 1, 2006 and that Lloyd's shall have no right to make any demand for payment under such Renewal Letter of Credit until January 1, 2006, (x) the Stated Amount of such Renewal Letter of Credit shall be reduced on a dollar for dollar basis by the amount of any payments made under the corresponding Initial Letter of Credit, (y) each Renewal L/C Bank's Renewal L/C Commitment shall be reduced on the date of any payment under the Initial Letter of Credit by an amount equal to the payment on the Initial Letter of Credit multiplied by each Renewing Bank's L/C Percentage with respect to its Renewal Letter of Credit, (z) within one Business Day of any payments made by the Initial L/C Banks with respect to an Initial Letter of Credit upon which a request for payment has been made by Lloyd's, the Account Party shall procure the release by Lloyd's of the corresponding Renewal Letter of Credit to the Issuing Agent and the Issuing Agent shall simultaneously issue a replacement Renewal Letter of Credit in the Stated Amount which reflects the corresponding pro rata reduction in each Renewal L/C Bank's obligations under the Renewal Letter of Credit; (v) each Renewal Letter of Credit may be denominated in any Approved Currency as determined by the Account Party at the time of issuance, and payable on a sight basis; and (vi) the Issuing Agent will not issue any Renewal Letter of Credit after it has received notice from the Account Party or the Required Banks stating that any condition precedent set forth in Section 5 is not satisfied at that time until the Issuing Agent shall have received a written notice of (x) rescission of such notice from the party or parties originally delivering the same or
      (y) a waiver of such condition precedent by the Required Banks.

            (d) Subject to and on the terms and conditions set forth herein, the Issuing Agent is hereby authorized by the Account Party and the Renewal L/C Banks to arrange for the issuance of any Renewal Letter of Credit pursuant to Section 2.02(a) and the amendment and/or replacement of any Renewal Letter of Credit pursuant to Section 2.02(c), 2.07 and/or 13.04(b) by:

                  (i) completing the commencement date and the expiry date of such Renewal Letter of Credit;

                  (ii) (in the case of an amendment increasing or reducing the amount thereof) amending such Renewal Letter of Credit in such manner as Lloyd's may agree;

                  (iii) completing Schedule 1 to such Renewal Letter of Credit with the participation of each Renewal L/C Bank as allocated pursuant to the terms hereof;

                  (iv) executing such Renewal Letter of Credit on behalf of each
            Renewal L/C Bank and following such execution delivering such Renewal Letter of Credit to Lloyd's; and

      at the request of any Renewing Bank, such Renewing Bank shall be provided copies of any Letter of Credit issued pursuant to this Agreement and any amendment or modification thereto.

            (e) Each Renewal L/C Bank hereby makes, constitutes and appoints the Issuing Agent its true and lawful attorney-in-fact, in its name, place and stead, giving the Issuing Agent full power to issue, amend and take other action with respect to each Renewal Letter of Credit as contemplated by this Credit Agreement."

            5. Section 2.03(b) of the Credit Agreement is hereby amended by deleting the text "L/C Banks" appearing therein and inserting the text "respective L/C Banks" in lieu thereof.


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

            6. Section 2.04(a) of the Credit Agreement is hereby amended by (i) deleting the first reference to "the Applicable Margin" appearing in said Section and inserting the text "(x) in the case of Unpaid Drawings owed to Non-Renewing Banks, 4.25% and (y) in the case of Unpaid Drawings owed to Renewing Banks, 5.00%, in each case," and (ii) deleting the second reference to "the Applicable Margin" appearing in said Section and inserting the text "(x) in the case of Unpaid Drawings owed to Non-Renewing Banks, 4.25% and (y) in the case of Unpaid Drawings owed to Renewing Banks, 5.00%" in lieu thereof.

            7. Section 2.06 of the Credit Agreement is hereby amended by deleting the proviso appearing therein in its entirety and inserting the following new proviso in lieu thereof:

      "provided that (i) in no event shall the Stated Amount of (x) any Initial Letter of Credit be increased to an amount which, when added to the Initial Letter of Credit Outstandings at such time, exceeds the Total Initial L/C Commitment at such time and (y) any Renewal Letter of Credit be increased to an amount which, when added to the Renewal Letter of Credit Outstandings at such time, exceeds the Total Renewal L/C Commitment at such time, (ii) the Stated Amount of a Letter of Credit may not be increased at any time if the conditions precedent set forth in Section
      5.02 are not satisfied at such time, and (iii) the Stated Amount of any Initial Letter of Credit or Renewal Letter of Credit may not be increased at any time after the Initial L/C Issuance Expiration Date or the Renewal L/C Issuance Expiration Date, respectively."

            8. Section 2.07 of the Credit Agreement is hereby amended to read in its entirety:

            "2.07 Representations and Warranties of L/C Banks. (a) Each Initial L/C Bank represents and warrants that each Initial Letter of Credit constitutes a legal, valid and binding obligation of such Initial L/C Bank enforceable in accordance with its terms.

            (b) Each Renewal L/C Bank represents and warrants that each Renewal Letter of Credit constitutes a legal, valid and binding obligation of such Renewal L/C Bank enforceable in accordance with its terms."

            9. Section 3.01(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

            "(b) [Intentionally Omitted]."

            10. Sections 3.01(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

            "(c) The Account Party shall pay a letter of credit fee (the "Letter of Credit Fee") to the Administrative Agent for distribution to (x) each Non-Defaulting Bank which is a Non-Renewing Bank, for the period from the Fourth Amendment Effective Date to but not including the date that such Non-Renewing Bank's L/C Commitment has been terminated, computed at a rate for each day equal to 4.25% per annum on the daily L/C Exposure of such Bank (provided that for purposes of this clause (x) only, each Initial L/C Bank's L/C Exposure shall be no less than such Initial L/C Bank's L/C Percentage of $150,000,000), (y) each Non-Defaulting Bank which is a Renewing Bank, for the period from the Fourth Amendment Effective Date to but not including the date that such Renewing Bank's Initial L/C Commitment has been terminated, computed at a rate for each day equal to the sum of (I) 5.00% per annum (the "Basic Fee Rate," and such fee at the Basic Fee Rate, the "Basic Fee") plus (II) 3.16% per annum (the "PIK Fee Rate," and such fee at the PIK Fee Rate, the "PIK Fee"), in each case, on the daily L/C Exposure of such Renewing Bank (provided that for purposes of this clause
      (y) only, each Initial L/C Bank's Initial L/C Exposure shall be no less than such Initial L/C Bank's L/C Percentage of $150,000,000), and (z) each Non-Defaulting Bank which is a Renewing Bank, for the period from January 1, 2006 to but not including the date that such Renewing Bank's Renewal L/C Commitment has been terminated, computed at a rate for each day equal to (I) the Basic Fee Rate, plus (II) the PIK Fee Rate, on the daily Renewal L/C Exposure of such Bank (provided that for purposes of this Section 3.01(c) only, each Renewal L/C Bank's L/C Exposure shall be no less than such Renewal L/C Bank's L/C Percentage of $150,000,000). Accrued Letter of Credit Fees shall be due and payable (in the case of Basic Fees, in cash, and in the case of PIK Fees, by capitalizing such amount, or in cash, at the option of the Account Party, as described below) quarterly in arrears on the last Business Day of each calendar quarter and the date the Total Initial L/C Commitment or Total Renewal L/C Commitment, as the case may be, has been terminated. Basic Fees payable under this Section 3.01(c) shall be payable in cash and PIK Fees shall be payable, at the option of the Account Party, either in cash or by the issuance of PIK Notes pursuant to Section 3.01(h) (and subsequently by increasing the principal amount of any PIK Notes issued hereunder)."

            11. Section 3.01 of the Credit Agreement is hereby further amended by deleting clauses (g) and (h) in their entirety and inserting the following new clauses (g), (h) and (i) in lieu thereof:

            "(g) On each Additional Fee Date, if Holdings has not (i) reduced and/or (ii) collateralized with cash, cash equivalents and/or marketable securities (subject to the terms set forth on Schedule II hereto) in a manner reasonably satisfactory to the Administrative Agent, the aggregate Stated Amount of the outstanding Initial Letters of Credit issued by the L/C Banks by the L/C Exposure Reduction Amount required for such Additional Fee Date, Holdings shall pay a fee to each L/C Bank in an amount equal to 0.50% of the Initial L/C Exposure of such L/C Bank as of the Additional Fee Date.

            (h) The Account Party hereby agrees that, (i) on the Fourth Amendment Effective Date, the Account Party will promptly execute and deliver to each Renewing Bank a promissory note substantially in the form of Exhibit J hereto (each such promissory note, a "PIK Note") evidencing the Letter of Credit Fees of such Renewing Bank that are capitalized pursuant to Sections 3.01(c)(y)(II) and


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

      3.01(c)(z)(II), (ii) all amounts outstanding under the PIK Notes shall accrue interest on a quarterly basis at a rate per annum which shall at all times be equal to 2.50% plus U.S. LIBOR for each calendar quarter, which interest may be paid by capitalizing such amount, or in cash, at the option of the Account Party, quarterly in arrears on the last Business Day of each calendar quarter and the date the Total Initial L/C Commitment or has been terminated and once the Total Initial L/C Commitment has been terminated on the date that the Total Renewal L/C Commitment has been terminated and (iv) all amounts outstanding under the PIK Notes shall be due and payable on the earlier of (x) the date the Total Renewal L/C Commitment is terminated and (y) the Renewal L/C Maturity Date (including any portion thereof representing capitalized fees) (the "PIK Note Maturity Date").

            (i) The Account Party shall pay an additional letter of credit fee (the "Additional Letter of Credit Fee") to the Administrative Agent for distribution to each Non-Defaulting Bank which is a Renewing Bank (pro rata based upon their Renewal L/C Commitment) equal to 15% of the profit (less any Specified Fees) attributable to each of the Lloyd's Subsidiaries in respect of each of the Lloyd's Subsidiaries underwriting business at Lloyd's for the 2002 and 2003 years of account, which Additional Letter of Credit Fee shall be due and payable within three Business Days after the closing of each of the 2002 and 2003 years of account, respectively.

            12. Section 3.02(b) of the Credit Agreement is hereby amended by (i) deleting the text "Total Unutilized L/C Commitment" in each instance such term appears therein and inserting the text "Total Unutilized Initial L/C Commitment or Total Unutilized Renewal L/C Commitment" in lieu thereof and (ii) deleting the text "L/C Commitment" appearing in the proviso therein and inserting the text "Initial L/C Commitment or Renewal L/C Commitment, as the case may be," in lieu thereof.

            13. Section 3.03 of the Credit Agreement is hereby amended by deleting clauses (a), (b), (c) and (d) thereof in their entirety and inserting the following new clauses (a), (b), (c) and (d), respectively in lieu thereof:

            "(a) The Total Initial L/C Commitment shall be permanently reduced
      (i) to $182,500,000 on the Fourth Amendment Effective Date (which reduction shall apply proportionately to the Initial L/C Commitment of each Initial L/C Bank) and (ii) by an amount equal to any reduction to the Stated Amount of any Initial Letter of Credit that is reduced (including any termination thereof) in accordance with the terms of this Credit Agreement.

            (b) The Total Initial L/C Commitment (and the Initial L/C Commitment of each Bank) shall terminate on the later of (i) the Initial L/C Maturity Date and (ii) the date on which no Initial Letters of Credit are outstanding and no Unpaid Drawings with respect to Initial Letters of Credit exist.

            (c) The Total Renewal L/C Commitment (and the Renewal L/C Commitment of each Bank) shall be permanently reduced by an amount equal to any reduction to the Stated Amount of any Renewal Letter of Credit that is reduced (including any termination thereof) in accordance with the terms of this Credit Agreement.

            (d) The Total Renewal L/C Commitment (and the Renewal L/C Commitment of each Bank) shall terminate on the later of (i) the Renewal L/C Maturity Date and (ii) the date on which no Renewal Letters of Credit are outstanding and no Unpaid Drawings with respect to Renewal Letters of Credit exist."

            14. Section 4.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

            "4.01 Voluntary Prepayments. The Account Party shall have the right to prepay the PIK Notes, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions:
      (i) the Account Party shall give the Administrative Agent prior to 12:00 Noon (New York City time) at the Notice Office at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay PIK Notes and the amount of such prepayment, which notice the Administrative Agent shall promptly transmit to each of the Renewing Banks; (ii) each partial prepayment of PIK Notes pursuant to this
      Section 4.01 shall be in an aggregate principal amount of at least $100,000; and (iii) each prepayment of PIK Notes pursuant to this Section
      4.01 shall be applied pro rata among all outstanding PIK Notes (based on the relative aggregate outstanding principal amounts thereof).

            15. Section 4.02(i) of the Credit Agreement is hereby amended by deleting clauses (b), (c), (d) and (e) in their entirety and inserting the following new clauses (b), (c), (d) and (e) in lieu thereof:

            "(b) In addition to any other mandatory repayments pursuant to this
      Section 4.02, not later than the third Business Day following the date of the receipt thereof by Holdings and/or any of its Subsidiaries, the Account Party shall be required to apply an amount equal to 100% of the cash proceeds (net of underwriting discounts and commissions and other reasonable fees and costs associated therewith) of the sale or issuance of equity (including, without limitation, issuances of preferred stock of Holdings pursuant to the terms of the Cat E Put Securities on or after the Fourth Amendment Effective Date) by, or cash capital contributions to, Holdings or any Subsidiary of Holdings (other than (i) any issuance of common stock or options to purchase common stock by Holdings to the extent issued to the employees or agents of Holdings or its Subsidiaries, and
      (ii) issuances of stock by Subsidiaries of Holdings to Holdings or to Wholly-Owned Subsidiaries of Holdings, and capital contributions by Holdings to its Subsidiaries), to collateralize all obligations owing to the Renewing Banks in respect of the Initial Letter of


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

      Credit or if the Initial Letter of Credit has been terminated, to collateralize the Renewal Letter of Credit, in each case, in accordance with Section 4.02(i)(h).

            (c) In addition to any other mandatory repayments pursuant to this
      Section 4.02, not later than the fifth Business Day following the date of receipt thereof by Holdings and/or any of its Subsidiaries of the proceeds of any Asset Sale, the Account Party shall be required to apply an amount equal to 100% of the Net Available Proceeds of such Asset Sale to collateralize all obligations owing to the Renewing Banks in respect of the Initial Letter of Credit or if the Initial Letter of Credit has been terminated, to collateralize the Renewal Letter of Credit, in each case, in accordance with Section 4.02(i)(h).

            (d) In addition to any other mandatory repayments pursuant to this
      Section 4.02, not later than the third Business Day following the date of the receipt thereof by Holdings and/or any of its Subsidiaries, the Borrower shall be required to repay an amount equal to 100% of the cash proceeds (net of underwriting discounts and commissions and other reasonable fees and costs associated therewith) of the incurrence of Indebtedness for borrowed money or evidenced by bonds, notes, debentures or similar instruments by Holdings and/or any of its Subsidiaries (other than Indebtedness permitted by Section 4.04 of the Holdings Guaranty as such Section 4.04 is in effect on the Fourth Amendment Effective Date, provided that notwithstanding the foregoing the net cash proceeds of Indebtedness incurred under Section 4.04(h) of the Holdings Guaranty shall be required to be applied pursuant to this Section 4.02(i)(d)), to collateralize all obligations owing to the Renewing Banks in respect of the Initial Letter of Credit or if the Initial Letter of Credit has been terminated, to cash collateralize the Renewal Letter of Credit, in each case, in accordance with Section 4.02(i)(h).

            (e) In addition to any other mandatory repayments pursuant to this
      Section 4.02, not later than the fifth Business Day following the date of receipt thereof by Holdings and/or any of its Subsidiaries 100% of the profit attributable to each of the Lloyd's Subsidiaries in respect of each of the Lloyd's Subsidiaries underwriting business at Lloyd's for the 2001 and subsequent years of account (other than the portion thereof constituting the Additional Letter of Credit Fee), shall be applied to collateralize all obligations owing to the Renewing Banks in respect of the Initial Letter of Credit or if the Initial Letter of Credit has been terminated, to collateralize the Renewal Letter of Credit, in each case, in accordance with Section 4.02(i)(h)."

            16. Section 4.02(i)(f) of the Credit Agreement is hereby amended by
(i) inserting text "(x) Initial" immediately following the text "If on any date" appearing therein and (ii) deleting the text "Total L/C Commitment" appearing therein and inserting the text "Total Initial L/C Commitment or (y) Renewal Letter of Credit Outstandings exceed the Total Renewal L/C Commitment" in lieu thereof.

            17. Section 4.02(i) of the Credit Agreement is hereby further amended by inserting the following new clause (h) immediately following clause
(g) thereof:


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

            "(h) If on any date Holdings and/or any of its Subsidiaries receives any proceeds required to be applied pursuant to Section 4.02(i)(b), (c),
      (d) or (e), the Account Party agrees to pay to the Administrative Agent an amount in cash, cash equivalents and/or marketable securities (subject to the terms set forth on Schedule II attached hereto) equal to such proceeds and the Administrative Agent shall (I) first, hold such payment as security for the obligations of the Account Party hereunder (x) to the Renewing Banks with respect to the Initial Letter of Credit and (y) after the termination of the Initial Letter of Credit to the Renewing Banks with respect to the Renewal Letter of Credit, in each case, pursuant to a collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent and (II) second, to the extent in excess of the amounts required to be applied pursuant to the preceding clause (I), apply such payment as a mandatory prepayment of principal of outstanding PIK Notes."

            18. Section 4.02(ii)(a) is hereby amended to read in its entirety as follows:

            "(a) Each mandatory prepayment of PIK Notes pursuant to Section 4.02(i)(b), (c), (d) or (e) shall be applied pro rata among all outstanding PIK Notes (based on the relative outstanding principal amounts thereof)."

            19. Section 4.04 of the Credit Agreement is hereby amended by (i) inserting the text ", under any PIK Note" immediately after the text "under the Credit Agreement" each place such text appears therein and (ii) inserting the text "or PIK Note" immediately following the text "Note" appearing in the first sentence of clause (a) of said Section.

            20. Section 9.01 of the Credit Agreement is hereby amended by (i) inserting the text "or the principal of any PIK Note" immediately following the text "Unpaid Drawing" appearing in clause (i) of said Section, (ii) inserting the text "or any PIK Note" immediately preceding the text "or any Fees" appearing in clause (ii) of said Section.

            21. Section 9.03 of the Credit Agreement is hereby amended by deleting the text "Section 3.10" appearing in said Section and inserting the text "Sections 3.10, 3.13(b), 3.14, 3.15, 3.16, 3.18, 3.19, 3.21(d), 3.22" in
lieu thereof.

            22. Section 9.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

            "9.10 Security Documents. At any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect, or shall cease to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral), in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 4.03 of the Holdings Guaranty), and subject to no other Liens (other than Liens permitted by
      Section 4.03 of the Holdings Guaranty), or any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the Security Documents and such default shall continue beyond any grace period specifically applicable thereto pursuant to the terms of such Security Document;".

            23. Section 9.11 of the Credit Agreement is hereby amended to read in its entirety as follows:

            "9.11 Termination of Material Agreements. (i) the National Indemnity Quota Share Agreement shall terminate, National Indemnity shall fail for any reason to make any payments thereunder or the National Indemnity Quota Share Agreement shall be amended or modified in any way that is materially adverse to the Banks, as determined by the Required Banks or (ii) the Chubb Agreement shall terminate or the Chubb Agreement shall be amended or modified in any way that is materially adverse to the Banks, as determined by the Required Banks;".

            24. The remedies section appearing at the end of Section 9 of the Credit Agreement is hereby amended by (i) deleting the text "Total Unutilized L/C Commitment" appearing therein and inserting the text "Total Unutilized Initial L/C Commitment or Total Unutilized Renewal L/C Commitment" in lieu thereof; (ii) deleting the text "Unutilized L/C Commitment" appearing therein and inserting the text "Unutilized Initial L/C Commitment, and to the extent the Unutilized Initial L/C Commitment is terminated, the Unutilized Renewal L/C Commitment" in lieu thereof, (iii) inserting the text "all PIK Notes" immediately following the text "all Loans" appearing in clause (iii) thereof and
(iv) deleting the text "and" appearing immediately prior to the reference "(v)" therein and insert the following new clause (vi) immediately after the end of clause (v) thereof:

      ", and (vi) exercise any rights and remedies under the Guaranties and/or in its capacity as Collateral Agent under any of the Security Documents (including, without limitation, the exercise of such rights and remedies to cash collateralize the Account Party's reimbursement obligations to the Renewing Banks with respect to the Initial Letters of Credit then outstanding, equal to the aggregate Stated Amount of all Initial Letters of Credit at such time and after the termination of the Initial Letters of Credit to the Renewing Banks with respect to the Renewal Letters of Credit then outstanding, equal to the aggregate Stated Amount of all Renewal Letters of Credit then outstanding)".

            25. Section 13.06(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

            (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 13.06(a) and (b) shall be subject to the express provisions of this Credit Agreement which require, or permit,
      (i) differing payments to be made to Non-Defaulting Banks as opposed to Defaulting Banks and (ii) differing payments to be made, and additional, and/or different, Collateral to be provided, to Renewing Banks as opposed to Non-Renewing Banks."

            26. The definition of "Account Party" appearing in Schedule I to the Credit Agreement is hereby amended to read in its entirety as follows:

            "Account Party" shall mean (i) Trenwick Holdings with respect to the Initial Letters of Credit and (ii) Trenwick UK with respect to the Renewal Letters of Credit.

            27. The definition of "Asset Sale" appearing in Schedule I to the Credit Agreement is hereby amended by (i) deleting the comma appearing at the end of clause (a) of the parenthetical clause appearing in said Section and inserting the word "and" in lieu thereof, (ii) deleting the text "and (o)" appearing in clause (b) of the parenthetical clause appearing in said Section and (iii) and deleting the text "and, (c) other sales, transfers and dispositions the Net Available Proceeds from which do not exceed $1,000,000" appearing in clause (c) of the parenthetical clause appearing in said Section.

            28. The definition of "Additional Fee Date" appearing in Schedule I to the Credit Agreement is hereby amended by (i) deleting the text "September 30, 2002," and (ii) deleting the text "June 30, 2004" and inserting "December 31, 2003" in lieu thereof.

            29. The definition of "Benchmark Statement" appearing in Schedule I to the Credit Agreement is hereby amended by deleting the text "December 31, 1999" appearing in said definition and inserting the text "December 31, 2001" in lieu thereof.

            30. The definition of "Collateral" appearing in Schedule I to the Credit Agreement is hereby amended to read in its entirety as follows:

            "Collateral" shall mean all property (whether real or personal, movable or immovable) with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document, including, without limitation, all Pledge Agreement Collateral, all Security Agreement Collateral and all cash and cash equivalents and/or marketable securities delivered as collateral pursuant to Sections 4.02 hereof or 3.19 of the Holdings Guaranty hereof.

            31. The definition of "Consolidated Tangible Net Worth" appearing in
Schedule I to the Credit Agreement is hereby amended to read in its entirety as follows:

            "Consolidated Tangible Net Worth" shall mean, as of the date of any determination thereof, Consolidated Net Worth of Holdings at such time less the amount of all intangible items, including, without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks, brand names, write-ups of assets and any unallocated excess costs of investments in Subsidiaries over equity in underlying net assets at dates of acquisition, plus, through no later than April 1, 2003, and solely for the purposes of determining compliance with
      Section 4.16 of the Holdings Guaranty, the face amount of the outstanding Trenwick Senior Notes.

            32. The definition of "Credit Documents" appearing in Schedule I to the Credit Agreement is hereby amended to read in its entirety as follows:

            "Credit Documents" shall mean the Credit Agreement, the Holdings Guaranty, the Notes, the PIK Notes, the Existing Subsidiary Guaranty, the U.S. Subsidiary Guaranty, each Foreign Subsidiary Guaranty, the U.S. Security Agreement, each Foreign Security Agreement, the U.S. Pledge Agreement, each LaSalle Pledge Agreement, each Foreign Pledge Agreement and, after the execution and delivery thereof, each Additional Security Document.

            33. The definition of "Credit Party" appearing in Schedule I to the Credit Agreement is hereby amended to read in its entirety as follows:

            "Credit Party" shall mean each of Holdings, the Borrower, the Account Party, each U.S. Credit Party and each Foreign Credit Party.

            34. The definition of the term "L/C Bank" appearing in Schedule I to the Credit Agreement is hereby amended to read in its entirety as follows:

            "L/C Bank" shall mean each Initial L/C Bank and each Renewal L/C
      Bank.

            35. The definition of "L/C Commitment" appearing in Schedule I to the Credit Agreement is hereby amended to read in its entirety as follows:

            "L/C Commitment" shall mean (x) at all times prior to the termination of the Initial L/C Commitment, the Initial L/C Commitment and
      (y) at all other times, the Renewal L/C Commitment, but, for the purposes of the definition of "Required Banks", at all times prior to the termination of the Initial L/C Commitment, shall mean the Initial L/C Commitment.

      36. The definition of the term "L/C Exposure" appearing in Schedule I to the Credit Agreement is hereby amended to read in its entirety as follows:

            "L/C Exposure" shall mean (i) with respect to any Initial L/C Bank at any time such Initial L/C Bank's L/C Percentage of the aggregate stated amount of all outstanding Initial Letters of Credit at such time and (ii) with respect to any Renewal L/C Bank at any time such Renewal L/C Bank's L/C Percentage of the aggregate stated amount of all outstanding Renewal Letters of Credit at such time.

                  37. The definition of "L/C Exposure Reduction Amount" appearing in Schedule I to the Credit Agreement is hereby amended to read in its entirety as follows:

            "L/C Exposure Reduction Amount" shall mean, for each Additional Fee Date, a reduction in the aggregate Stated Amount of all outstanding Letters of Credit as of the Fourth Amendment Effective Date by an amount equal to the product of the percentage set forth opposite such Additional Fee Date and the aggregate Stated Amount of all outstanding Letters of Credit as of the Fourth Amendment Effective Date:

            Additional Fee Date                               Percentage
            -------------------                               ----------
               June 30, 2003                                      60%
             December 31, 2003                                   100%

            38. The definition of "L/C Maturity Date" appearing in Schedule I to the Credit Agreement is hereby amended to read in its entirety as follows:

            "L/C Maturity Date" shall mean (a) with respect to any Initial Letter of Credit, the Initial L/C Maturity Date and (b) with respect to any Renewal Letter of Credit, the Renewal L/C Maturity Date.

            39. The definition of the term "L/C Percentage" appearing in
Schedule I to the Credit Agreement is hereby amended to read in its entirety as follows:

            "L/C Percentage" of any Bank at any time shall mean (i) with respect to any Initial Letter of Credit a fraction (expressed as a percentage) the numerator of which is the Initial L/C Commitment of such Bank at such time and the denominator of which is the Total Initial L/C Commitment at such time, provided that if the L/C Percentage of any Bank pursuant to this clause (i) is to be determined after the Total Initial L/C Commitment has been terminated, then the L/C Percentages of the Banks shall be determined immediately prior (and without giving effect) to such termination and (ii) with respect to any Renewal Letter of Credit, a fraction (expressed as a percentage) the numerator of which is the Renewal L/C Commitment of such Renewal L/C Bank at such time and the denominator of which is the Total Renewal L/C Commitment at such time, provided that if the L/C Percentage of any Bank pursuant to this clause (ii) is to be determined after the Total Renewal L/C Commitment has been terminated, then the L/C Percentages of the Banks shall be determined immediately prior (and without giving effect) to such termination.

            40. The definition of the term "L/C Supportable Obligations" appearing in Schedule I to the Credit Agreement is hereby amended to read in its entirety as follows:

            "L/C Supportable Obligations" shall mean the "Lloyd's Obligations" of each of the Lloyd's Subsidiaries, as the term "Lloyd's Obligations" is defined in the Lloyd's Security and Trust Deed to which each Lloyd's Subsidiary and Lloyd's is a party.

            41. The definition of the term "Letter of Credit" appearing in
Schedule I to the Credit Agreement is hereby amended by deleting the section reference "2.01(a)" appearing therein and inserting the section reference "2.02(a)" in lieu thereof.

            42. The definition of "Pledge Agreement" appearing in Schedule I to the Credit Agreement is hereby amended to read in its entirety as follows:

            "Pledge Agreement" shall mean the LaSalle Pledge Agreements, the U.S. Pledge Agreement and each Foreign Pledge Agreement.

            43. The definition of "Secured Creditors" appearing in Schedule I to the Credit Agreement is hereby amended to read in its entirety as follows:

            "Secured Creditors" shall have the meaning assigned that term in the respective Security Documents.

            44. The definition of "Subsidiary Guarantor" appearing in Schedule I to the Credit Agreement is hereby amended to read in its entirety as follows:

            "Subsidiary Guarantor" shall mean each Subsidiary of Holdings which executes and delivers any Subsidiary Guaranty.

            45. The definition of "Subsidiary Guaranty" appearing in Schedule I to the Credit Agreement is hereby amended to read in its entirety as follows:

            "Subsidiary Guaranty" shall mean and include the Existing Subsidiary Guaranty, each U.S. Subsidiary Guaranty and each Foreign Subsidiary Guaranty.

            46. The definition of "Surplus Increase" appearing in Schedule I to the Credit Agreement is hereby amended by deleting the word "Statutory" appearing in said definition.

            47. The definition of "Total L/C Commitment" appearing in Schedule I to the Credit Agreement is hereby amended to read in its entirety as follows:

            "Total L/C Commitment" shall mean (x) at all times prior to the termination of the Total Initial L/C Commitment, the sum of the Initial L/C Commitments of each of the Initial L/C Banks and (y) at all other times, the sum of the Renewal L/C Commitments of each of the Renewal L/C Banks.

            48. Schedule I to the Credit Agreement is hereby further amended by
(i) deleting the definitions of "Applicable Commitment Fee Percentage", "Applicable Margin", "Applicable Period", "L/C Exposure", "L/C Issuance Expiration Date", "Letter of Credit Outstandings" and "Qualified Preferred Stock" and (ii) inserting the following new definitions in the appropriate alphabetical order in said Schedule I:

            "Additional Letter of Credit Fee" shall have the meaning provided in
      Section 3.01(i) of the Credit Agreement.

            "Additional Security Documents" shall have the meaning provided in
      Section 3.17(a) of the Holdings Guaranty.

            "Basic Fee" shall have the meaning provided in Section 3.01(c) of the Credit Agreement.

            "Basic Fee Rate" shall have the meaning provided in Section 3.01(c) of the Credit Agreement.

            "Chubb Agreement" shall mean the underwriting and reinsurance arrangement set forth in the Summary of Indicative Terms and Conditions, dated as of October 25, 2002, by and between Chubb Re, Inc. and Trenwick America Reinsurance Corporation.

            "Existing Subsidiary Guaranty" shall mean the Subsidiary Guaranty dated as of September 27, 2000, between LaSalle Re Holdings and the Collateral Agent, as the same may be amended, modified or supplemented from time to time.

            "Financial Advisor" shall mean Elliston, LLC, Elliston (UK) Ltd. and/or such other financial advisors as shall be retained by the Required Banks from time to time.

            "Foreign Credit Party" shall mean Holdings and each Foreign Subsidiary of Holdings which is a Credit Party, in each case for so long as such Persons remain organized under the laws of a jurisdiction other the United States and the States and territories thereof.

            "Foreign Subsidiary Guaranty" shall have the meaning provided in
      Section 3.14 of the Holdings Guaranty.

            "Foreign Pledge Agreements" shall have the meaning provided in
      Section 3.13 of the Holdings Guaranty.

            "Foreign Security Agreements" shall have the meaning provided in
      Section 3.16 of the Holdings Guaranty.

            "Fourth Amendment" shall mean the Fourth Amendment and Waiver to the Credit Agreement, dated as of December 20, 2002.

            "Fourth Amendment Effective Date" shall have the meaning provided in the Fourth Amendment.

            "Initial L/C Bank" shall mean each Bank with an Initial L/C Commitment.

            "Initial L/C Commitment" shall mean, with respect to each Initial L/C Bank, the amount set forth opposite such Bank's name on Annex I of the Credit Agreement directly below the column entitled "Initial L/C Commitment," as the same may be reduced from time to time or terminated pursuant to Sections 3.02, 3.03 and/or 9 of the Credit Agreement.

            "Initial L/C Issuance Expiration Date" shall mean December 1, 2001.

            "Initial L/C Maturity Date" shall mean December 31, 2005.

            "Initial Letter of Credit" shall have the meaning provided in
      Section 2.01(a).

            "Initial Letter of Credit Outstandings" shall mean, at any time, the sum of, without duplication, (i) the aggregate stated amount of all outstanding Initial Letters of Credit and the aggregate amount of all Unpaid Drawings in respect of all Initial Letters of Credit.

            "LaSalle Pledge Agreements" shall have the meaning provided in
      Section 3.13 of the Holdings Guaranty.

            "Lloyd's Subsidiaries" shall mean the Oak Dedicated Entities.

            "National Indemnity" shall mean National Indemnity Company.

            "National Indemnity Quota Share Agreement" shall mean the limited liability quota share agreement, dated December 24, 2002, pursuant to which National Indemnity agreed to provide $20,933,800 of capacity in support of syndicate 839 and $99,875,000 in support of syndicate 2750.

            "Non-Renewing Banks" shall mean any Bank which does not have a Renewal L/C Commitment.

            "Oak Dedicated Entities" shall mean Oak Dedicated Limited, Oak Dedicated Two Limited, Oak Dedicated Three Limited and Oak Dedicated Four Limited.

            "Oak Dedicated Limited" shall mean Oak Dedicated Limited, a company organized under the laws of the United Kingdom.

            "Oak Dedicated Two Limited" shall mean Oak Dedicated Two Limited, a company organized under the laws of the United Kingdom.

            "Oak Dedicated Three Limited" shall mean Oak Dedicated Three Limited, a company organized under the laws of the United Kingdom.

            "Oak Dedicated Four Limited" shall mean Oak Dedicated Four Limited, a company organized under the laws of the United Kingdom.

            "PIK Fee" shall have the meaning provided in Section 3.01(c) of the Credit Agreement.

            "PIK Fee Rate" shall have the meaning provided in Section 3.01(c) of the Credit Agreement.

            "PIK Note Maturity Date" shall have the meaning provided in Section 3.01(h) of the Credit Agreement.

            "PIK Notes" shall have the meaning provided in Section 3.01(h) of the Credit Agreement.

            "Pledge Agreement Collateral" shall mean all collateral pledged pursuant to the Pledge Agreements.

            "Registration Rights Agreement" shall have the meaning provided in
      Section 3.18 of the Holdings Guaranty

            "Renewal L/C Bank" shall mean each Bank with a Renewal L/C
      Commitment.

            "Renewal L/C Commitment" shall mean, with respect to each Renewal L/C Bank, the amount set forth opposite such Bank's name on Annex I of the Credit Agreement directly below the column entitled "Renewal L/C Commitment," as the same may be reduced from time to time or terminated pursuant to Sections 2.02(c), 3.02, 3.03 and/or 9 of the Credit Agreement.

            "Renewal L/C Exposure" of any Renewal L/C Bank at any time shall mean such Renewal L/C Bank's Renewal L/C Percentage of the aggregate Stated Amount of all outstanding Renewal Letters of Credit at such time.

            "Renewal L/C Issuance Expiration Date" shall mean two Business Days following the Fourth Amendment Effective Date.

            "Renewal L/C Maturity Date" shall mean December 31, 2006.

            "Renewal Letter of Credit" shall have the meaning provided in
      Section 2.02(a) of the Credit Agreement.

            "Renewal Letter of Credit Outstandings" shall mean, at any time, the sum of, without duplication, (i) the aggregate stated amount of all outstanding Renewal Letters of Credit and the aggregate amount of all Unpaid Drawings in respect of all Renewal Letters of Credit.

            "Renewing Banks" shall mean any Bank which has a Renewal L/C Commitment.

            "Required Renewing Banks" shall mean Renewing Banks (which are Non-Defaulting Banks) whose Renewal L/C Commitment (or, after the Total Renewal L/C Commitment has been terminated, the amount of any Unpaid Drawings owing to such Renewing Banks) constitute a majority of the Total Renewal L/C Commitment or, after the Total Renewal L/C Commitment has been terminated, the aggregate Unpaid Drawings.

            "Security Agreement" shall mean the U.S. Security Agreement and each Foreign Security Agreement.

            "Security Agreement Collateral" shall mean all collateral in which any security interest is granted pursuant to the Security Agreement.

            "Security Documents" shall mean and include each of the U.S. Security Agreement, the U.S. Pledge Agreement, each Foreign Security Agreement, each Foreign Security Agreement, each LaSalle Pledge Agreement and, after the execution and delivery thereof, each Additional Security Document.

            "Specified Expenditures" shall mean, to the extent otherwise permitted by the Credit Agreement, the payment of (i) claims, (ii) "no claims" bonuses and profit commissions, (iii) reinstatement premiums, (iv) cash calls to Lloyd's, (v) retention bonuses and severance payments pursuant to existing retention bonus and severance arrangements, (vi) rent pursuant to current leases, (vii) insurance guaranty fund assessments and premium, (viii) insurance premium tax payments, (ix) federal and state income tax payments, (x) employee benefit insurance premiums, (xi) external audit fees, (xii) internal audit fees, (xiii) fees and expenses incurred in connection with the Credit Documents and (xiv) investment management fees incurred in connection with the management of the investment portfolio of Holdings and its Subsidiaries.

            "Specified Fees" shall mean the sum of (i) any letter of credit fees accrued during the calendar year 2003, and paid in cash, pursuant to Sections 3.01(c)(x), 3.01(c)(y)(I), and 3.01(g) and (ii) any PIK Fees (and interest thereon) accrued solely in respect of the calendar year 2003.

            "Surplus" shall mean, at any date for any Regulated Insurance Company, (a) the total amount as would be shown on line 32, page 3, column 1 of a Benchmark Statement for such Regulated Insurance Company prepared as of such date, in the case of a Domestic Subsidiary, and (b) the total amount of surplus of such Regulated Insurance Company as of such date determined in accordance with SAP, in the case of a Foreign Subsidiary.

            "Total Initial L/C Commitment" shall mean the sum of the Initial L/C Commitments.

            "Total Renewal L/C Commitment" shall mean the sum of the Renewal L/C Commitments.

            "Total Unutilized Initial L/C Commitment" shall mean, at any time, the sum of the Unutilized Initial L/C Commitments of the Initial L/C Banks at such time.

            "Total Unutilized Renewal L/C Commitment" shall mean, at any time, the sum of the Unutilized Renewal L/C Commitments of the Renewal L/C Banks at such time.

            "Trenwick Holdings" shall have the meaning provided in the first paragraph of the Credit Agreement.

            "Trenwick UK" shall have the meaning provided in the first paragraph of the Fourth Amendment.

            "Unutilized Initial L/C Commitments" with respect to any Bank at any time shall mean such Bank's Initial L/C Commitment at such time less such Bank's Initial L/C Exposure at such time.

            "Unutilized Renewal L/C Commitments" with respect to any Bank at any time shall mean such Bank's Renewal L/C Commitment at such time less such Bank's Renewal L/C Exposure at such time.

            "U.S. Credit Party" shall mean the Borrower and each other Credit Party which is organized under the laws of the United States or any State or territory thereof.

            "U.S. Pledge Agreement" shall have the meaning provided in Section
      3.13 of the Holdings Guaranty.

            "U.S. Security Agreement" shall have the meaning provided in Section
      3.15 of the Holdings Guaranty.

            "U.S. Subsidiary Guaranty" shall have the meaning provided in
      Section 3.14 of the Holdings Guaranty.

            "Warrant" shall have the meaning provided in the Warrant Agreement.

            "Warrant Agreement" shall have the meaning provided in Section 3.18 of the Holdings Guaranty.

            49. Annex I to the Credit Agreement is hereby replaced in its entirety by Annex I attached to this Fourth Amendment.

            50. The Credit Agreement is hereby further amended by deleting Exhibit B thereto and inserting Exhibits B-1 and B-2 hereto in lieu thereof.

            51. The Credit Agreement is hereby further amended by inserting Exhibits J-1 and J-2 hereto, immediately following Exhibit I thereof

B.    Miscellaneous Provisions

            1. In order to induce the Banks to enter into this Fourth Amendment, each of the Borrower and the Account Party hereby represents and warrants on behalf of itself and its Subsidiaries that (i) the representations and warranties contained in Section 2 of the Holdings Guaranty are true and correct in all material respects on and as of the Fourth Amendment Effective Date (as defined below) (except with respect to (a) any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date and (b) the representation set forth in
Section 2.11(c)), and (ii) there exists no Default or Event of Default under the Credit Agreement on the Fourth Amendment Effective Date, in each case after giving effect to this Fourth Amendment.

            2. This Fourth Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            3. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            4. This Fourth Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when each of the following conditions have been satisfied:

            (i) the Borrower, each Account Party, the Required Banks and each Renewing Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent;

            (ii) Holdings and each Renewing Bank shall have consented to the Fourth Amendment to the Holdings Guaranty dated as of December 24, 2002 (the "Holdings Guaranty Amendment");

            (iii) Holdings and/or its Subsidiaries shall have made a payment to Lloyd's of approximately $104 million to cure the solvency deficit for the 2000 and prior years of account (the "Solvency Deficit Payment");

            (iv) the Stated Amount of the Initial Letters of Credit, shall have been reduced, in the aggregate, to no more than $182.5 million;

            (v) Holdings shall have delivered to the Administrative Agent a solvency certificate from the Chief Financial Officer of Holdings substantially in the form of Exhibit G to the Credit Agreement;

            (vi) the Banks shall have received from each Credit Party an officer's certificate, dated the Fourth Amendment Effective Date, signed by the President or any Vice President of such Credit Party, and attested to by the Secretary or any Assistant Secretary of such Credit Party, in the form of Exhibit D to the Credit Agreement with appropriate insertions, together with (x) copies of the Certificate of Incorporation and By-Laws (or equivalent organizational documents) of such Credit Party and (y) the resolutions of such Credit Party and the other documents referred to in such certificate, and the foregoing shall be reasonably satisfactory to the Administrative Agent;

            (vii) each Renewing Bank shall have received regulatory approval in a manner satisfactory to such Renewing Bank regarding the reserve requirements for each of the Renewing Banks and the treatment of the Initial Letters of Credit and Renewal Letters of Credit on such Renewing Bank's financial statements (it being understood and agreed that unless any Renewing Bank has notified the Administrative Agent in writing to the contrary, such Renewing Bank's execution of this Fourth Amendment shall be deemed to provide that the conditions in this clause (vii) have been satisfied by such Renewing Bank);

            (viii) prior to the issuance of the Renewal Letter of Credit, the Administrative Agent shall have received a Letter of Credit Request satisfying the Requirements of Section 2.03; and

            (ix) Lloyd's shall have executed and delivered a Letter of Comfort in form and substance satisfactory to the Renewing Banks.

            5. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents shall be deemed to be referenced to the Credit Agreement as modified hereby.

                                      * * *

      IN WITNESS WHEREOF, the undersigned have caused this Fourth Amendment to be duly executed and delivered as of the date first above written.



                                          TRENWICK AMERICA CORPORATION


                                          By: /s/ Alan L. Hunte
                                             -----------------------------------
                                               Name:  Alan L. Hunte
                                               Title: Executive Vice President &
                                                      Chief Financial Officer


                                          TRENWICK HOLDINGS LIMITED


                                          By: /s/ Alan L. Hunte
                                             -----------------------------------
                                               Name:  Alan L. Hunte
                                               Title: Director


                                          TRENWICK UK HOLDINGS LIMITED


                                          By: /s/ Alan L. Hunte
                                             -----------------------------------
                                               Name:  Alan L. Hunte
                                               Title: Director

                  [Bank Signature Pages Intentionally Omitted]

                                                                         ANNEX I

                          LIST OF BANKS AND COMMITMENTS

Bank                                              Initial L/C Commitment                Renewal L/C Commitment
----                                              ----------------------                ----------------------
JPMorgan Chase Bank                                $     14,381,793.48                     $  15,760,869.57

Wachovia Bank, National Association                $     14,381,793.48                     $  15,760,869.57

Fleet National Bank                                $     14,381,793.48                     $  15,760,869.57

Credit Lyonnais New York Branch                    $     15,968,750.00                     $         0

Dresdner Bank AG, New York and Grand
Cayman Branches                                    $     15,968,750.00                     $  17,500,000.00


The Royal Bank of Scotland PLC                     $     31,739,130.43                     $  34,782,608.70

State Street Bank and Trust Company                $     11,406,250.00                     $  12,500,000.00

The Bank of Nova Scotia                            $     18,250,000.00                     $  20,000,000.00

Mizuho Corporate Bank, Ltd.                        $      6,843,750.00                     $   7,500,000.00

Citibank, N.A.                                     $     11,406,250.00                     $  12,500,000.00

ING Bank, N.V.                                     $     27,711,739.13                     $  30,434,782.61
                                                   -------------------                     ----------------

Total                                              $    182,500,000.00                     $ 182,500,000.00
                                                   ===================                     ================